UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 25, 2010

 Stericycle, Inc.

  (Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 28161 North Keith Drive

 Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

 (847) 367-5910

(Registrant's telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]

Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[    ]

Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[    ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

We held our 2010 Annual Meeting of Stockholders on May 25, 2010 in Mettawa, Illinois.  At the meeting, all nine nominees for election as directors were elected by the stockholders, by the following votes:

Nominee	Votes For	Votes Against/ Withheld
Mark C. Miller	65,612,095	1,252,041
Jack W. Schuler	65,985,940	878,196
Thomas D. Brown	66,485,895	378,241
Rod F. Dammeyer	66,033,697	830,439
William K. Hall	66,257,547	606,589
Jonathan T. Lord, M.D.	66,616,279	247,857
John Patience	66,097,119	767,017
James W.P. Reid-Anderson	66,632,052	232,084
Ronald G. Spaeth	66,583,882	280,254

The stockholders also voted to ratify the appointment of Ernst & Young LLP as our independent public accountants for 2010 by the following vote:

For	Against	Abstain	Broker Non-Vote
73,199,596	791,659	57,356	--

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2010	Stericycle, Inc.

By:	/s/ Frank J.M. ten Brink

Frank J.M. ten Brink
Executive Vice President and Chief Financial Officer